THE GABELLI VALUE FUND INC.

                       STATEMENT OF ADDITIONAL INFORMATION


                                  May 1, 2003



This Statement of Additional Information (the "SAI"), which is not a prospectus, describes The Gabelli Value Fund Inc. (the "Fund"). The SAI should be read in conjunction with the Fund's current Prospectus for Class A, Class B and Class C Shares dated May 1, 2003. For a free copy of the Prospectus, please contact the Fund at the address, telephone number or Internet website printed below. This SAI is incorporated by reference in its entirety into the Fund's Prospectus.


                              One Corporate Center
                            Rye, New York 10580-1422

                      Telephone 800-GABELLI (800-422-3554)
                                 www.gabelli.com
                                 ---------------


                                TABLE OF CONTENTS
                                                                           PAGE
                                                                           ----

GENERAL INFORMATION..........................................................2
INVESTMENT STRATEGIES AND RISKS..............................................2
INVESTMENT RESTRICTIONS.....................................................11
DIRECTORS AND OFFICERS......................................................13
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS..................................17
INVESTMENT ADVISORY AND OTHER SERVICES......................................17
DISTRIBUTION PLANS..........................................................21
PORTFOLIO TRANSACTIONS AND BROKERAGE........................................22
PURCHASE OF SHARES..........................................................24
REDEMPTION OF SHARES........................................................25
DETERMINATION OF NET ASSET VALUE............................................25
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................................26
INVESTMENT PERFORMANCE INFORMATION..........................................29
DESCRIPTION OF the fund's SHARES............................................34
FINANCIAL STATEMENTS........................................................35
APPENDIX A.................................................................A-1




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                               GENERAL INFORMATION

The Fund is a non-diversified, open-end, management investment company organized as a corporation under the laws of the State of Maryland on July 20, 1989. The Fund commenced operations on September 29, 1989.

                         INVESTMENT STRATEGIES AND RISKS

The Fund's Prospectus discusses the investment objective of the Fund and the principal strategies to be employed to achieve that objective. This SAI contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest, additional strategies that the Fund may utilize and certain risks associated with such investments and strategies.

CORPORATE REORGANIZATIONS

The Fund may invest up to 50% of its total assets in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced. The primary risk of this type of investing is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by the Fund.

In general, securities that are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transactions; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the Fund's adviser, Gabelli Funds, LLC (the "Adviser"). The Adviser must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress.


Although the Fund limits its investments in corporate reorganization securities that it expects to hold for less than six months, such transactions may tend to increase the Fund's portfolio turnover ratio thereby increasing its brokerage and other transaction expenses. The Adviser's portfolio manager intends to select investments of the type described that, in its view, have a reasonable prospect of capital appreciation that is significant in relation to both the risk involved and the potential of available alternate investments.


CONVERTIBLE SECURITIES

The Fund may invest up to 35% of its assets in convertible securities having a rating lower than "CCC" by Standard & Poor's Rating Service ("S&P"), "Caa" by Moody's Investors Service, Inc. ("Moody's") or, if unrated, judged by the Adviser to be of comparable quality. A convertible security entitles the holder to exchange the security for a fixed number of shares of common stock or other equity security, usually of the same company, at fixed prices within a specified period of time. A convertible security entitles the holder to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege.

A convertible security's position in a company's capital structure depends upon its particular provisions. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of others and are senior to the claims of common shareholders.

To the degree that the price of a convertible security rises above its investment value because of a rise in price of the underlying common stock, it is influenced more by price fluctuations of the underlying common stock and less by its investment value. The price of a convertible security that is supported principally by its conversion value will rise along with any increase in the price of the common stock, and the price generally will decline along with any decline in the price of the common stock except that the convertible security will receive additional support as its price approaches investment value. A convertible security purchased or held at a time when its price is influenced by its conversion value will produce a lower yield than nonconvertible senior securities with comparable investment values. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's investment objective.

Many convertible securities in which the Fund will invest have call provisions entitling the issuer to redeem the security at a specified time and at a specified price. This is one of the features of a convertible security that affects valuation. Calls may vary from absolute calls to provisional calls. Convertible securities with superior call protection usually trade at a higher premium. If long-term interest rates decline, the interest rates of new convertible securities will also decline. Therefore, in a falling interest rate environment companies may be expected to call convertible securities with high coupons and the Fund would have to invest the proceeds from such called issues in securities with lower coupons. Thus, convertible securities with superior call protection will permit the Fund to maintain a higher yield than issues without call protection.

INVESTMENTS IN WARRANTS AND RIGHTS

The Fund may invest up to 5% of its net assets in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for or at the end of a specific period of time. The Fund will do so only if the underlying equity securities are deemed appropriate by the Adviser for inclusion in the Fund's portfolio.

Investing in rights and warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a right or warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

INVESTMENTS IN FOREIGN SECURITIES

The Fund may invest up to 25% of the value of its total assets in foreign securities (not including American Depositary Receipts). Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Fund by domestic corporations. In addition, there may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign branch of a domestic bank.

OTHER INVESTMENT COMPANIES

The Fund reserves the right to invest up to 10% of its total assets in the securities of money market mutual funds, which are open-end investment companies, and closed-end investment companies, including small business investment companies, none of which are affiliated with the Fund, Lehman Brothers Inc. ("Lehman Brothers") or Gabelli & Company, Inc. ("Gabelli & Company"). No more than 5% of the Fund's total assets may be invested in the securities of any one investment company, and the Fund may not own more than 3% of the securities of any investment company. Money market mutual funds are investment companies that are regulated under the Investment Company Act of 1940, as amended (the "1940 Act"). As open-end management companies like the Fund, money market mutual funds make continuous offerings of redeemable shares to the public and stand ready to sell and redeem these shares daily. Generally speaking, these mutual funds offer investors the opportunity to invest in a professionally managed diversified portfolio of short-term debt obligations, including U.S. Treasury bills and notes and other U.S. Government securities, certificates of deposits, bankers' acceptances, repurchase agreements and commercial paper. Many of the costs, including the investment advisory fee, attendant with the operation of money market mutual funds and other management investment companies are borne by shareholders. When the Fund holds shares of a money market mutual fund (or other management investment company) it, like other shareholders, will bear its proportionate share of the fund's costs. These costs will be borne indirectly by shareholders of the Fund resulting in the payment by shareholders of duplicative fees, including investment advisory fees.

INVESTMENTS IN SMALL, UNSEASONED COMPANIES AND OTHER ILLIQUID SECURITIES

The Fund may invest in small, less well-known companies (including predecessors) which have operated less than three years. The securities of small, unseasoned companies may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than what might otherwise be the case. If other investment companies and investors who invest in these issuers trade the same securities when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than what might otherwise be obtained. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. Although investing in securities of these companies offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value.

The Fund will not invest, in the aggregate, more than 10% of its net assets in securities for which market quotations are not readily available, securities which are restricted for public sale, repurchase agreements maturing or terminable in more than seven days and all other illiquid securities. Securities freely salable among qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and as adopted by the Securities and Exchange Commission (the "SEC"), may be treated as liquid if they satisfy liquidity standards established by the Fund's Board of Directors. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Fund's Board of Directors will monitor their liquidity.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with banks and non-bank dealers of U.S. Government securities which are listed as reporting dealers of the Federal Reserve Bank and which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, the Fund purchases a debt security from a seller who undertakes to repurchase the security at a specified resale price on an agreed future date. Repurchase agreements are generally for one business day and generally will not have a duration of longer than one week. The SEC has taken the position that, in economic reality, a repurchase agreement is a loan by the Fund to the other party to the transaction secured by securities transferred to the Fund. The resale price generally exceeds the purchase price by an amount which reflects an agreed upon market interest rate for the term of the repurchase agreement. The Fund's risk is primarily that, if the seller defaults, the proceeds from the disposition of the underlying securities and other collateral for the seller's obligation may be less than the repurchase price. If the seller becomes insolvent, the Fund might be delayed in or prevented from selling the collateral. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of the collateral upon a default in the obligation to repurchase is less than the repurchase price, the Fund will experience a loss. If the financial institution that is a party to the repurchase agreement petitions for bankruptcy or becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund could suffer a loss.

The Fund may not enter into repurchase agreements which would cause more than 5% of the value of its total assets to be so invested. This percentage limitation does not apply to repurchase agreements involving U.S. Government obligations, or obligations of its agencies or instrumentalities, for a period of a week or less. The term of each of the Fund's repurchase agreements will always be less than one year and the Fund will not enter into repurchase agreements of a duration of more than seven days if, taken together with all other illiquid securities in the Fund's portfolio, more than 10% of its net assets would be so invested.

BORROWING

The Fund may not borrow except for (1) short-term credits from banks as may be necessary for the clearance of portfolio transactions, and (2) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests, which would otherwise require the untimely disposition of its portfolio securities. Borrowing may not, in the aggregate, exceed 15% of assets after giving effect to the borrowing and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's assets after giving effect to the borrowing. The Fund will not make additional investments when borrowings exceed 5% of assets. Not more than 20% of the total assets of the Fund may be used as collateral in connection with the borrowings described above.

CORPORATE DEBT OBLIGATIONS

The Fund may invest up to 35% of its assets in corporate debt obligations having a rating lower than a S&P rating of "BBB", a Moody's rating of "Baa" or, if unrated, judged by the Adviser to be of comparable quality. Corporate debt obligations include securities such as bonds, debentures, notes or other similar securities issued by corporations.

The Fund believes that investing in corporate debt obligations is consistent with the Fund's investment objective of seeking securities of companies in the public market that can provide significant long-term capital appreciation. For example, an issuer's ability to repay principal and interest when due may be underestimated by the market; as a result, that issuer may be required to pay a higher interest rate or its debt securities may be selling at a lower market price than issuers of similar strength. When the market recognizes their inherent value, the Fund anticipates that the price of such securities will appreciate. In the case of convertible debt securities, the market's recognition of a company's real value and, in turn, the market value of its convertible securities, may not occur until some anticipated development or other catalyst emerges to cause an increase in the market value of the company's common stock.

In the case of any corporate debt obligation under evaluation by the Adviser for purchase by the Fund, the receipt of income is an incidental consideration.

The Fund may invest up to 5% of its total assets in securities of issuers in default. The Fund will invest in securities of issuers in default only when the Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection and the value of these securities will appreciate. By investing in securities of issuers in default, the Fund bears the risk that such issuers will not continue to honor their obligations nor emerge from bankruptcy protection or that the value of such securities will not appreciate.

The ratings of Moody's and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of the securities. Although the Adviser uses these ratings as a criterion for the selection of securities for the Fund, the Adviser also relies on its independent analysis to evaluate potential investments for the Fund. See Appendix A - "Description of Corporate Debt Ratings."

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its ratings may be reduced below the minimum required for purchase by the Fund. In addition, it is possible that Moody's and S&P might not timely change their ratings of a particular issue to reflect subsequent events. None of these events will require the sale of the securities by the Fund, although the Adviser will consider these events in determining whether the Fund should continue to hold the securities. To the extent that the ratings given by Moody's or S&P for securities may change as a result of changes in the ratings systems or due to a corporate reorganization of Moody's and/or S&P, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment objectives and policies of the Fund.

Low-rated and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation.

While the market values of low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain low-rated and comparable unrated securities also tend to be more volatile and sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, low-rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of low-rated and comparable unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for low-rated and comparable unrated securities may diminish the Fund's ability to obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value. Moreover, because not all dealers maintain markets in all low-rated and comparable unrated securities, there is no established retail secondary market for many of these securities and the Fund does not anticipate that those securities could be sold other than to institutional investors.

Fixed-income securities, including low-rated securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the

Fund may have to replace the security with a lower-yielding security, thus resulting in a decreased return to the Fund.

SHORT SALES AGAINST THE BOX

The Fund may, from time to time, make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. In a short sale, the Fund does not immediately deliver the securities sold or receive the proceeds from the sale. The Fund may not make short sales or maintain a short position if it would cause more than 25% of the Fund's total assets, taken at market value, to be held as collateral for the sales.

The Fund may make a short sale in order to hedge against market risks when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or security convertible into, or exchangeable for, the security.

To secure its obligations to deliver the securities sold short, the Fund will segregate in its accounting records and deposit in escrow in a separate account with the Fund's custodian, Boston Safe Deposit and Trust Company ("Boston
Safe"), an amount at least equal to the securities sold short or securities convertible into, or exchangeable for, the securities. The Fund may close out a short position by purchasing and delivering an equal amount of securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

OPTIONS

The Fund may purchase or sell listed call or put options on securities as a means of achieving additional return or of hedging the value of the Fund's portfolio. The Fund may write covered call options in an amount not to exceed 25% of total assets. The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's total assets. A call option is a contract that, in return for a premium, gives the holder of the option the right to buy from the writer of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price during the option period. A put option is a contract that gives the holder the right to sell the security to the writer and obligating the writer to purchase the underlying security from the holder.

A call option is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government securities or other high grade short-term obligations in a segregated account held with its custodian. A put option is "covered" if the Fund maintains cash or other liquid portfolio securities with a value equal to the exercise price in a segregated account held with its custodian, or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

In addition to options on securities, the Fund may also purchase and sell call and put options on securities indexes. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

The Fund may write put and call options on stock indexes for the purposes of increasing its gross income and protecting its portfolio against declines in the value of the securities it owns or increases in the value of securities to be acquired. In addition, the Fund may purchase put and call options on stock indexes in order to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. Options or stock indexes are similar to options on specific securities. However, because options on stock indexes do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Therefore, while one purpose of writing such options is to generate additional income for the Fund, the Fund recognizes that it may be required to deliver an amount of cash in excess of the market value of a stock index at such time as an option written by the Fund is exercised by the holder. The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase these options unless the Adviser is satisfied with the development, depth and liquidity of the market and the Adviser believes the options can be closed out.

Price movements in the Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and will depend, in part, on the ability of the Adviser to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, the Adviser may be forced to liquidate portfolio securities to meet settlement obligations.

Although the Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund's writing of put and call options, there can be no assurance that the Fund will succeed in any option-writing program it undertakes.

LOANS OF PORTFOLIO SECURITIES

The Fund may lend its portfolio securities to broker-dealers or financial institutions provided that the loans are callable at any time by the Fund. Loans by the Fund, if and when made, (1) will be collateralized in accordance with applicable regulatory requirements and (2) will be limited so that the value of all loaned securities does not exceed 33% of the value of the Fund's total assets.

The Fund lends its portfolio securities in order to generate revenue to defray certain operating expenses. The advantage of this practice is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations.

A loan may generally be terminated by the borrower on one business day's notice, or by the Fund on five business days' notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income that can be earned from the loans justifies the attendant risks. The Fund's Board of Directors will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the party to whom the loan was made petitions for bankruptcy or becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund could suffer a loss.

When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

WHEN ISSUED, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS

The Fund may enter into forward commitments for the purchase of securities. Such transactions may include purchases on a "when issued" or "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization of debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the Fund prior to the settlement date.

The commitment for the purchase of a "when, as and if issued security" will not be recognized in the portfolio of the Fund until the Adviser determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. The Fund will also establish at that time a segregated account on its accounting records of cash or liquid portfolio securities at least equal in value to the amount of its commitments.

FUTURES CONTRACTS AND OPTIONS ON FUTURES

The Fund may enter into futures contracts that are traded on a U.S. exchange or board of trade, provided, however, that the Fund will not enter into futures contacts for which the aggregate initial margins and premiums would exceed 5% of the fair market value of the Fund's assets. Although the Fund has no current intention of using options on futures contracts, the Fund may do so at some future date, subject to the limitations stated in the preceding sentence. These investments will be made by the Fund solely for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. Government securities. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission.

A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of a futures contract, the portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the portfolio.

As  noted  above,  the  Fund  may use such  instruments  depending  upon  market conditions prevailing at such time and the perceived investment needs of the Fund. However, in no event may the Fund enter into futures contracts or options on futures contracts if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures contracts and premiums paid for options would exceed 5% of the value of the Fund's total assets after taking into account unrealized profits and losses on any existing contracts. In the event the Fund enters into long futures contracts or purchases call options, an amount of cash, obligations of the U.S. Government and its agencies and instrumentalities, other high grade debt securities or other liquid equity securities equal to the market value of the contract will be segregated to collateralize the positions, thereby insuring that the use of the contract is unleveraged.

The success of hedging depends on the Adviser's ability to predict movements in the prices of the hedged securities and market fluctuations. The Adviser may not be able to perfectly correlate changes in the market value of securities and the prices of the corresponding options or futures. The Adviser may have difficulty selling or buying futures contracts and options when it chooses and there may be certain restrictions on trading futures contracts and options. The Fund is not obligated to pursue any hedging strategy. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

                             INVESTMENT RESTRICTIONS

The Fund's investment objective and the following investment restrictions are fundamental and may not be changed without the approval of a majority of the Fund's shareholders, defined as the lesser of (1) 67% of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. Under these restrictions, the Fund may not:

         1. Invest more than 25% of the value of its total assets in any particular industry (this restriction does not apply to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities);

         2. Purchase securities on margin, but it may obtain short-term credits from banks as may be necessary for the clearance of purchase and sales of portfolio securities;

         3. Make loans of its assets except for: (a) purchasing debt securities, (b) engaging in repurchase agreements as set forth in the SAI, and (c) lending its portfolio securities consistent with applicable regulatory requirements and as set forth in the SAI;

         4. Borrow money except subject to the restrictions set forth in the SAI;

         5. Mortgage, pledge or hypothecate any of its assets except that, in connection with permissible borrowings mentioned in restriction
              (4) above, not more than 20% of the assets of the Fund (not including amounts borrowed) may be used as collateral and that collateral arrangements with respect to the writing of options or any other hedging activity are not deemed to be pledges of assets and these arrangements are not deemed to be the issuance of a senior security as set forth below in restriction (11);

         6. Except to the extent permitted by restriction (14) below, invest in any investment company affiliated with the Fund, Lehman Brothers or Gabelli & Company, invest more than 5% of its total assets in the securities of any one investment company, own more than 3% of the securities of any investment company or invest more than 10% of its total assets in the securities of all other investment companies;

         7. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the 1933 Act, in disposing of a portfolio security;

         8. Invest, in the aggregate, more than 10% of the value of its net assets in securities for which market quotations are not readily available, securities which are restricted for public sale, in repurchase agreements maturing or terminable in more than seven days and all other illiquid securities;

         9. Purchase or otherwise acquire interests in real estate, real estate mortgage loans or interests in oil, gas or other mineral exploration or development programs;

         10. Purchase or acquire commodities or commodity contracts except that the Fund may purchase or sell futures contracts and related options thereon if thereafter no more than 5% of its total assets are invested in margin and premiums;

         11. Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with: (a) borrowing money in accordance with restriction (4) above, (b) lending portfolio securities, (c) entering into repurchase agreements, (d) purchasing or selling options contracts, (e) purchasing or selling futures contracts and related options thereon, or (f) acquiring when issued or delayed delivery securities and forward commitments;

         12. Sell securities short, except transactions involving selling securities short "against the box";

         13. Purchase warrants if, thereafter, more than 5% of the value of the Fund's net assets would consist of such warrants, but warrants attached to other securities or acquired in units by the Fund are not subject to this restriction; or

         14. Invest in companies for the purpose of exercising control, except transactions involving investments in investment companies for the purpose of effecting mergers and other corporate reorganizations involving the Fund and such other investment companies.

If any percentage limitation is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

                             DIRECTORS AND OFFICERS

Under Maryland law, the Fund's Board of Directors is responsible for establishing the Fund's policies and for overseeing the management of the Fund. The Board also elects the Fund's officers who conduct the daily business of the Fund. Information pertaining to the Directors and executive officers of the Fund is set forth below.


                                      TERM OF      NUMBER OF FUNDS
NAME, POSITION(S),                   OFFICE AND       IN FUND
   ADDRESS 1,                         LENGTH OF    COMPLEX OVERSEEN     PRINCIPAL OCCUPATION(S)       OTHER DIRECTORSHIPS
    AND AGE                         TIME SERVED 2    BY DIRECTOR        DURING PAST FIVE YEARS         HELD BY DIRECTOR 3
    -------                         -------------    -----------        ----------------------         ------------------

INTERESTED DIRECTORS 4:
----------------------
MARIO J. GABELLI                      Since 1989          23          Chairman of the Board and Chief   Director of Morgan
Director and                                                          Executive Officer of Gabelli      Group Holdings, Inc.
Chief Investment Officer                                              Asset Management Inc. and Chief   (holding company);
Age: 60                                                               Investment Officer of Gabelli     Vice Chairman of
                                                                      Funds, LLC and GAMCO Investors,   Lynch Corporation
                                                                      Inc.; Vice Chairman and Chief     (diversified
                                                                      Executive Officer of Lynch        manufacturing)
                                                                      Interactive Corporation
                                                                      (multimedia and services)

KARL OTTO POHL                        Since 1992          32          Member of the Shareholder         Director of Gabelli
Director                                                              Committee of Sal Oppenheim Jr.    Asset Management Inc.
Age:  73                                                              & Cie (private investment         (investment
                                                                      bank); Former President of the    management);
                                                                      Deutsche Bundesbank and           Chairman, Incentive
                                                                      Chairman of its Central Bank      Capital and Incentive
                                                                      Council (1980-1991)               Asset Management
                                                                                                        (Zurich); Director at
                                                                                                        Sal Oppenheim Jr. &
                                                                                                        Cie, Zurich

NON-INTERESTED DIRECTORS:
-------------------------
ANTHONY J. COLAVITA                   Since 1989          34          President and Attorney at Law              ---
Director                                                              in the law firm of Anthony J.
Age:  67                                                              Colavita, P.C.

ROBERT J. MORRISSEY                   Since 1989          10          Partner in the law firm of                 ---
Director                                                              Morrissey & Hawkins
Age:  63

ANTHONY R. PUSTORINO                  Since 1989          17          Certified Public Accountant;      Director of Lynch
Director                                                              Professor Emeritus, Pace          Corporation (diversified
Age:  77                                                              University                        manufacturing)

WERNER J. ROEDER                      Since 2001          26          Vice   President   of   Medical            ---
Director                                                              Affairs  at  Lawrence  Hospital
Age:  62                                                              Center and  practicing  private
                                                                      physician

------------------
1 Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2 Each Director  will hold office for an  indefinite  term until the earliest of
(i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or
(ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund's By-Laws and Articles of Incorporation.
3 This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e. public companies) or other investment companies registered under the 1940 Act.
4 "Interested person" of the Fund as defined in the 1940 Act. Messrs. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC, which acts as the Fund's investment adviser.

                                             TERM OF
NAME, POSITION(S),                          OFFICE AND
   ADDRESS *,                                LENGTH OF               PRINCIPAL OCCUPATION(S)
    AND AGE                                TIME SERVED 2             DURING PAST FIVE YEARS
    -------                                -------------             ----------------------

OFFICERS:
---------
BRUCE N. ALPERT                             Since 1989          Executive Vice President and Chief Operating
President                                                       Officer of Gabelli Funds, LLC since 1988 and an
Age:  51                                                        officer of all mutual funds advised by Gabelli
                                                                Funds, LLC and its affiliates. Director and
                                                                President of Gabelli Adviser, Inc.

GUS A. COUTSOUROUS                          Since 2003          Vice President and Chief Financial Officer of
Vice President and Treasurer                                    Gabelli Funds, LLC since 1988 and an officer of
Age:   40                                                       all mutual funds advised by Gabelli Advisers,
                                                                Inc.   Prior  to 1990, Treasurer of Lazard Funds.

JAMES E. MCKEE                              Since 1995          Vice  President,  General  Counsel and Secretary
Secretary                                                       of Gabelli Asset  Management Inc. since 1999 and
Age:  39                                                        GAMCO Investors,  Inc. since 1993;  Secretary of
                                                                all mutual  funds  advised by Gabelli  Advisers,
                                                                Inc. and Gabelli Funds, LLC.



STANDING BOARD COMMITTEES

The Board of Directors has established four standing committees in connection with their governance of the Fund - Audit, Nominating, Proxy Voting and Investment.


The Fund's Audit Committee consists of three members: Messrs. Colavita, Pustorino (Chairman) and Roeder, who are not "interested persons" of the Fund as defined in the 1940 Act. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board of Directors of the Fund on February 19, 2003. As set forth in the Charter, the function of the Audit
Committee is oversight; it is managements's responsibility to maintain appropriate systems for accounting and internal control and it is the independent accountants' responsibility to plan and carry out a proper audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies, and practices of the Fund, its internal controls and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and to act as a liaison between the Board of Directors and the Fund's independent accountants. During the fiscal year ended December 31, 2002, the Audit Committee met twice.

The Fund's Nominating Committee consists of three members: Messrs. Colavita (Chairman), Morrissey and Roeder, who are not "interested persons" of the Fund as defined in the 1940 Act. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee did not meet during the year ended December 31, 2002. The Fund does not have a standing compensation committee.

The Proxy Voting Committee consists of four members: Messrs. Colavita, Morrissey, Pustorino (Chairman) and Roeder, who are not "interested persons" as defined in the 1940 Act. Under certain circumstances and pursuant to specific procedures and guidelines, the Proxy Voting Committee will, in

----------------------
* Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

place of the Fund's Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Fund. The Proxy Voting Committee meets periodically on an as needed basis to consider certain proxy related materials.


Mr. Morrissey is the Chairman and the only member of the Fund's Investment Committee. The Investment Committee reviews investment related matters as needed.


DIRECTOR OWNERSHIP OF FUND SHARES

Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the Fund complex beneficially owned by each Director.


                                                               AGGREGATE DOLLAR
                                 DOLLAR RANGE OF EQUITY         RANGE OF EQUITY
                                     SECURITIES HELD            SECURITIES HELD
         NAME OF DIRECTOR              IN THE FUND*             IN FUND COMPLEX
         ----------------              ------------             ---------------

INTERESTED DIRECTORS:

Mario J. Gabelli                           E                          E

Karl Otto Pohl                             A                          A

NON-INTERESTED DIRECTORS:

Anthony J. Colavita                        E                          E

Robert J.  Morrissey                       C                          D

Anthony R. Pustorino**                     D                          E

Werner J. Roeder                           A                          E

--------
*       Key to Dollar Ranges- Information as of December 31, 2002
        ---------------------------------------------------------
A.      None
B.      $1 - $10,000
C.      $10,001 - $50,000.
D.      $50,001 - $100,000
E.      Over $100,000

** Mr. Pustorino beneficially owns less than 1% of the common stock of Lynch Corporation having a value of $7,750 as of December 31, 2002. Lynch Corporation may be deemed to be controlled by Mario J. Gabelli and in that event would be deemed to be under common control with the Fund's adviser.

DIRECTOR AND OFFICER COMPENSATION

No director, officer or employee of Gabelli & Company or the Adviser will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each of its Directors who is not a director, officer or employee of the Adviser or any of their affiliates, $10,000 per annum plus $1,000 per meeting attended in person and reimburses each Director for related travel and out-of-pocket expenses. The Fund also pays each Director serving as Chairman of the Audit, Investment, Proxy or Nominating Committees $2,500 per annum.

                               COMPENSATION TABLE
                             Aggregate Compensation
                                 from Registrant
                                  (Fiscal Year)




The following table sets forth certain information regarding the compensation of the Fund's Directors. No executive officer or person affiliated with the Fund received compensation in excess of $60,000 from the Fund for the fiscal year ended December 31, 2002.


                                  AGGREGATE             TOTAL COMPENSATION
NAME OF PERSON AND POSITION   COMPENSATION FROM          FROM THE FUND AND
                                   THE FUND               FUND COMPLEX *
--------------------------    -----------------         ------------------
Mario J. Gabelli
Chairman of the Board                  $0                  $0         (23)

Anthony J. Colavita                    $15,000             $152,286   (34)
Director

Robert J. Morrissey                    $14,000             $45,500    (10)
Director

Karl Otto Pohl                         $0                  $0         (32)
Director

Anthony R. Pustorino                   $15,000             $132,286   (17)
Director

Werner J. Roeder                       $15,000             $97,786   (26)
Director

----------
* Represents the total compensation paid to such persons during the calendar year ending December 31, 2002. The parenthetical number represents the number of investment companies (including the Fund or portfolios thereof) from which such person receives compensation and which are considered part of the same "fund complex" as the Fund because they have common or affiliated investment advisers.



CODE OF ETHICS

The Fund, its Adviser and principal underwriter have adopted a code of ethics (the "Code of Ethics") under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Fund.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


As of April 7, 2003, the following persons were known to own of record or beneficially 5% or more of the Fund's outstanding Shares:

NAME AND ADDRESS                               % OF CLASS    NATURE OF OWNERSHIP
----------------                               ----------    -------------------

CLASS A
Stephen Nordholdt, Trustee                        9.19%          Beneficial
777 North Capital Street, N.E., Ste. 600
Washington, DC  20002-4293

Charles Schwab & Co Inc.                          6.37%            Record
101 Montgomery St
San Francisco, CA 94104-4122

Prudential Securities Inc.
One New York Plaza                                6.06%            Record
New York, NY  10004-1901

National Financial Services Corp.                 5.06%            Record
1 World Financial Center
200 Liberty Street, Tower A
New York, NY  10281-1003

CLASS B
Kredietbank SA Luxembourgeoise                   11.08%            Record
A/C Caravela Fund Global Balanced
43 Boulevard Royal
L-2955 Luxembourg

Merrill Lynch Pierce Fenner & Smith               5.90%            Record
4800 Deer Lake Dr., E. Fl. 3
Jacksonville, FL 32246-6484

CLASS C
Merrill Lynch Pierce Fenner & Smith              18.86%            Record
4800 Deer Lake Dr., E. Fl. 3
Jacksonville, FL 32246-6484


As of April 7, 2003, as a group the Directors and officers of the Fund owned less than 1% of the outstanding shares of common stock of the Fund.



                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER


The Adviser is a New York limited liability company which serves as an investment adviser to 15 open-end investment companies and 4 closed-end investment companies with aggregate assets in excess of

$8.7  billion  as of December 31,  2002.  The Adviser is a registered investment  adviser  under the Investment Advisers Act of 1940, as amended.
Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser on the basis of his controlling interest in Gabelli Asset Management, Inc. ("GBL"), the parent company of the Adviser. The Adviser has several affiliates that provide investment advisory services: GAMCO Investors, Inc. ("GAMCO") acts as investment adviser for individuals, pension trusts, profit-sharing trusts and  endowments,  and had assets  under management  of  approximately
$10 billion as of December 31, 2002; Gabelli Advisers, Inc., a majority-owned subsidiary of GBL and affiliates, acts as investment adviser to The Gabelli Westwood Funds with assets under management of approximately $450 million as of December 31, 2002; Gabelli Securities, Inc., a wholly-owned
subsidiary  of  GBL,  acts  as  investment   adviser  to  certain alternative
investments products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $600 million as of December 31, 2002; and Gabelli Fixed Income LLC acts as investment adviser for the 3 active portfolios of The Treasurer's Fund, Inc. and separate accounts having assets under management of approximately $1.6 billion as of December 31, 2002. Each of the foregoing companies is a subsidiary of GBL.


Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called "poison pill" or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.


The Adviser currently serves as investment adviser to the Fund pursuant to an investment advisory agreement dated March 1, 1994 (the "Advisory Agreement"), which was most recently approved by the Fund's Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund, at a Board Meeting held on February 19, 2003. Pursuant to the Advisory Agreement, the Fund employs the Adviser to act as its investment adviser and to oversee the administration of all aspects of the Fund's business affairs and to provide, or arrange for others whom it believes to be competent to provide certain services. The Adviser generally is responsible for the investment and management of the Fund's assets, subject to and in accordance with the Fund's investment objective, policies, and restrictions as stated in the Prospectus and herein. In discharging its responsibility, the Adviser determines and monitors the investments of the Fund. In addition, the Adviser has full authority to implement its determinations by selecting and placing individual transactions on behalf of the Fund.

The Advisory Agreement was most recently approved by the Directors, including a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" (as such term is defined in the 1940 Act") of any party thereto on February 19, 2003. At that meeting, the Board of Directors reviewed the written and oral presentations provided by the Adviser in connection with the Directors' consideration of the Advisory Agreement.
The Directors also reviewed their responsibilities under applicable law. The Directors considered, in particular, the level of the Fund's contractual advisory fee rate and the actual total expense ratio borne by the Fund and compared the information on these matters to similar information for unrelated mutual funds of a comparable size and investment program. The Board also reviewed the profitability of the contract to the Adviser, the Fund's absolute and comparative investment performance and the nature and quality of the services provided to the Fund by the Adviser and its affiliates. The independent Directors met separately to discuss this information. Based on their consideration of all of the above factors, the independent Directors recommended to the full Board, and each of the Directors present at the meeting determined, that renewal of the Advisory Agreement was in the best interest of the Fund and its shareholders. In the course of arriving at such determination, the independent Directors noted in particular the comparative investment performance of the Fund, the experience of the Fund's portfolio manager and the level of services provided by the Adviser.


Under the  Advisory  Agreement,  the Adviser  also  provides or arranges for the following services: (i) maintaining the Fund's books and records, such as journals, ledger accounts and other records in accordance with applicable laws and regulations to the extent not maintained by the Fund's custodian, transfer agent or dividend disbursing agent; (ii) transmitting purchase and redemption orders for Fund shares to the extent not transmitted by the Fund's distributor or others who purchase and redeem shares; (iii) initiating all money transfers to the Fund's custodian and from the Fund's custodian for the payment of the Fund's expenses, investments, dividends and share redemptions; (iv) reconciling account information and balances among the Fund's custodian, transfer agent, distributor, dividend disbursing agent and the Adviser; (v) providing the Fund, upon request, with such office space and facilities, utilities and office equipment as are adequate for the Fund's needs; (vi) supervising preparation of, but not paying for, all reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Fund's shares under federal and state law including periodic updating of the Fund's registration statement and Prospectus (including its SAI); (vii) supervises, but does not pay for, the calculation of the net asset value of the Fund's shares; and (viii) preparing notices and agendas for meetings of the Fund's shareholders and the Fund's Board of Directors as well as minutes of such meetings in all matters required by applicable law to be acted upon by the Board of Directors.


The cost of calculating the Fund's net asset value is an expense payable by the Fund pursuant to the Advisory Agreement. To the extent that a portion of the sub-administration fee is used to pay for personnel and equipment related to the calculating the net asset value, the Fund will reimburse the Adviser for such expenses. During the fiscal year ended December 31, 2002, the Fund reimbursed the Adviser $34,800 in connection with the cost of computing the Fund's net asset value.


The Advisory Agreement provides that, absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duty, the Adviser shall not be liable to the Fund for any error of judgment or mistake of law or for any loss sustained by the Fund. The Fund has agreed by the terms of the Advisory
Agreement that the word "Gabelli" in its name is derived from the name of the Adviser that in turn is derived from the name of Mario J. Gabelli; that the name is the property of the Adviser for copyright and other purposes; and that, therefore, the name may freely be used by the Adviser for other investment companies, entities or products. The Fund has further agreed that in the event that for any reason, the Adviser ceases to be its investment adviser, the Fund will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include "Gabelli."

The Advisory Agreement is terminable without penalty by the Fund on 60 days' written notice when authorized either by majority vote of its outstanding voting shares or by vote of a majority of its Board of Directors, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its "assignment" as defined by the 1940 Act. The Advisory Agreement provides that, unless terminated, it will remain in effect from year to year as long as such continuance is annually approved by the Fund's Board of Directors or by majority vote of its outstanding voting shares and, in either case, by a majority vote of the Directors who are not parties to the Advisory Agreement or "interested persons," as defined by the 1940 Act, of any such party cast in person at a meeting called specially for the purpose of voting on the continuance of the Advisory Agreement.


As compensation for its services and the related expenses borne by the Adviser, the Adviser is paid a fee computed and payable monthly, equal, on an annual basis, to 1.00% of the value of the Fund's average daily net assets and allocable to each class on the basis of the assets attributable to such class. For the fiscal years ended December 31, 2000, December 31, 2001, and December 31, 2002, the Fund paid investment advisory fees to the Adviser amounting to $11,987,471, $12,312,038, and $11,452,672, respectively.


SUB-ADMINISTRATOR


PFPC Inc. (the "Sub-Administrator"), located at 760 Moore Road, King of Prussia, Pennsylvania 19406 serves as Sub-Administrator to the Fund pursuant to a
Sub-Administration Agreement with the Adviser (the "Sub-Administration Agreement"). Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Fund's operations except those performed by the Adviser under its advisory agreement with the Fund; (b)
supplies the Fund with office facilities (which may be in the Sub-Administrator's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of the net asset value of shares in the Fund, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Fund Board of Directors Meetings including the mailing of all Board materials and collates the same materials into the Board books and assists in the drafting of minutes of the Board Meetings; (d) prepares reports to Fund shareholders, tax returns and reports to and filings with the SEC and state "Blue Sky" authorities; (e) calculates the Fund's net asset value per share and provides any equipment or services necessary for the purpose of pricing shares or valuing the Fund's investment portfolio; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Internal Revenue Code of 1986, as amended (the "Code"), and the Fund's investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and
(h) generally provides all administrative services that may be required for the ongoing operation of the Fund in a manner consistent with the requirements of the 1940 Act.


For the services it provides, the Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser as follows: up to $10 billion :
..0275%; $10 billion to $15 billion : .0125%; over $15 billion : .01%.

COUNSEL

Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, serves as the Fund's legal counsel.

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036-2798, independent accountants, has been selected to audit the Fund's annual financial statements.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Boston Safe, an indirect wholly-owned subsidiary of Mellon Bank Corporation, located at One Boston Place, Boston, Massachusetts 02108, is the Custodian for the Fund's cash and securities. Boston Financial Data Services, Inc. ("BFDS"), an affiliate of State Street Bank and Trust Company ("State Street"), located at the BFDS Building, 66 Brooks Drive, Braintree, Massachusetts 02184, performs the services of transfer agent and dividend disbursing agent for the Fund. Neither Boston Safe, BFDS nor State Street assists in or is responsible for investment decisions involving assets of the Fund.

DISTRIBUTOR


To implement the Fund's 12b-1 Plans, the Fund has entered into an Amended and Restated Distribution Agreement with Gabelli & Company, Inc. (the "Distributor"), and may enter into substantially identical arrangements with other firms. The Distributor is a New York corporation which is an indirect majority-owned subsidiary of Gabelli Asset Management Inc., having principal offices located at One Corporate Center, Rye, New York 10580-1422. The Distributor continuously solicits offers for the purchase of shares of the Fund on a best efforts basis. Expenses normally attributable to the sale of Fund shares which are not paid by the Fund are paid by the Distributor. The Distributor may enter into selling agreements with registered broker-dealers ("Soliciting Broker-Dealers") pursuant to which the Distributor may reallow the sales charge to Soliciting Broker-Dealers in accordance with the schedule set forth in the Prospectus under "Classes of Shares - Sales Charge - Class A Shares."

For the fiscal years ended December 31, 2000, December 31, 2001 and December 31, 2002, commissions (sales charges) on sales of the Fund's Class A Shares amounted to $1,617,486, $1,897,581 and $1,101,254, respectively, and the amounts retained by Gabelli & Company were $336,046, $453,793, and $267,229, respectively. For the period from March 16, 2000 (commencement of operations of Class B and C Shares) through December 31, 2000 and the fiscal years ended December 31, 2001 and December 31, 2002, Gabelli & Company was paid commissions for contingent deferred sales charges on the sale of the Fund's Class B Shares and retained commissions earned on the sale of the Fund's Class B Shares in the amounts of $7,634, $298,154 and $20,547, respectively. For the same periods, Gabelli & Company was paid commissions for contingent deferred sales charges on the sale of the Fund's Class C Shares and retained commissions earned on the sale of the Fund's Class C Shares in the amounts of $1,471, $1,046 and $8,538, respectively.

Set forth in the table below is the amount of commissions and other compensation received by the Distributor during the fiscal year ended December 31, 2002.

---------------------- ----------------------- ---------------------- ----------------------
  NET UNDERWRITING        COMPENSATION ON
    DISCOUNTS AND         REDEMPTIONS AND      BROKERAGE COMMISIONS    OTHER COMPENSATION
     COMMISSIONS            REPURCHASES
---------------------- ----------------------- ---------------------- ----------------------
---------------------- ----------------------- ---------------------- ----------------------
$267,229               $33,085                 $825,327                         -
---------------------- ----------------------- ---------------------- ----------------------


                               DISTRIBUTION PLANS

The Fund has adopted separate distribution and service plans (each a "Plan" and collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act on behalf of each of the Class A Shares, Class B Shares and Class C Shares. Under the
Plans, the Fund will make monthly payments to registered broker-dealers, including Gabelli & Company, who have entered into an agreement with the Fund (each, a "Designated Dealer") for activities intended to result in the distribution of Fund shares as described below.

Payments under each Plan are not tied exclusively to the distribution expenses actually incurred by Designated Dealers and such payments may exceed their distribution expenses. Expenses incurred in connection with the offering and sale of shares may include, but are not limited to, payments to the Designated Dealer's (or its affiliates') sales personnel for selling shares of the Fund; costs of printing and distributing the Fund's Prospectus, SAI and sales literature; an allocation of overhead and other Designated Dealer branch office distribution-related expenses; payments to and expenses of persons who provide support services in connection with the distribution of shares of the Fund; and financing costs on the amount of the foregoing expenses. The Plans compensate the Distributor regardless of expense and accordingly a portion of the payments by the Fund may be used indirectly to finance distribution activities on behalf of other Gabelli funds and a portion of the payments by such other funds may be used to finance distribution activities on behalf of the Fund. The Plans are intended to benefit the Fund by increasing its assets and thereby reducing the Fund's expense ratio.

The Fund's Board of Directors will evaluate the appropriateness of each Plan and its payment terms on a continuing basis and in doing so will consider all relevant factors, including expenses borne by Designated Dealers in the current year and in prior years and amounts received under each Plan.


Under its terms, each Plan remains in effect so long as its continuance is specifically approved at least annually by vote of the Fund's Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Fund ("Independent Directors"). No Plan may be amended to increase materially the amount to be spent for the services provided by the Designated Dealers thereunder without shareholder approval, and all material amendments of any Plan must also be approved by the Directors in the manner described above. Each Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Under each Plan, Designated Dealers will provide the Directors periodic reports of amounts expended under such Plan and the purpose for which such expenditures were made. During the fiscal year ended December 31, 2002, the Fund made aggregate payments of approximately $2,990,439 to Designated Dealers pursuant to the Plan. Such payments funded expenditures of approximately $16,400 for support services, $274,400 to sales personnel of Designated Dealers, $23,100 for advertising and promotion expenses and $32,200 for printing and mailing expenses and also payments of $2,024,400 to selected dealers.

No independent Director had a direct or indirect financial interest in the operation of the Plans or any related agreements. Those interested persons who beneficially own stock in Gabelli Asset Management Inc. or its affiliates or are employed by their affiliates may be deemed to have an indirect financial interest in payments received by the Distributor under the Plans or any related agreements.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Under the Advisory Agreement, the Adviser is authorized on behalf of the Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient and reliable execution and clearance of such transactions at the most favorable price obtainable ("best execution") at reasonable expense. The Adviser is permitted to (1) direct Fund portfolio brokerage to Gabelli & Company, a broker-dealer affiliate of the Adviser; (2) pay commissions to brokers other than Gabelli & Company which are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Fund and/or other advisory accounts under the management of the Adviser and any investment adviser affiliated with it; and (3) consider the sales of shares of the Fund by brokers other than Gabelli & Company as a factor in its selection of brokers for Fund portfolio transactions.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions, which may vary among different brokers. Transactions in securities other than those for which a securities exchange is the principal market are generally executed through the principal market maker. However, such transactions may be effected through a brokerage firm and a commission paid whenever it appears that the broker can obtain a more favorable overall price. In general, there may be no stated commission in the case of securities traded on the over-the-counter markets, but the prices of those securities may include undisclosed commissions or markups. Option transactions will usually be effected through a broker and a commission will be charged. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as a concession or discount.

The Adviser and its affiliates currently serve as investment adviser to a number of investment companies and private account clients and may in the future act as advisers to others. It is the policy of the Adviser and its affiliates to allocate investments suitable and appropriate for each such client in a manner believed by the Adviser to be equitable to each client. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

The following table sets forth certain information regarding the Fund's payment of brokerage commissions to Gabelli & Company.



                                                Fiscal Year Ended    Commissions
                                                   December 31,         Paid
                                                   ------------         ----

Total Brokerage Commissions                            2000          $1,629,510
                                                       2001          $1,421,321
                                                       2002          $1,110,182

Commissions paid to Gabelli & Company                  2000          $1,293,138
                                                       2001          $1,148,843
                                                       2002          $825,327

% of Total Brokerage Commissions                       2002             74.34%
paid to Gabelli & Company

% of Total Transactions involving Commissions          2002             76.57%
paid to Gabelli & Company


The policy of the Fund regarding purchases and sales of securities and options for its portfolio is that primary consideration will be given to obtaining best execution. The Adviser may also give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Adviser of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended. In doing so, the Fund may also pay higher commission rates than the lowest available to obtain brokerage and research services provided by the broker effecting the transaction for the Fund and for other advisory accounts over which the Adviser or its affiliates exercise investment discretion. These services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of portfolio securities. Since it is not feasible to do so, the Adviser does not attempt to place a specific dollar value on such services or the portion of the commission which reflects the amount paid for such services but must be prepared to demonstrate a good faith basis for its determinations.

Investment research obtained by allocations of Fund brokerage is used to augment the scope and supplement the internal research and investment strategy capabilities of the Adviser but does not reduce the overall expenses of the Adviser to any material extent. Such investment research may be in written form or through direct contact with individuals and includes information on particular companies and industries as well as market, economic or institutional activity areas. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Adviser and its advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to the Fund and one or more of such other accounts.


Neither the Fund nor the Adviser has any agreement or legally binding understanding with any broker regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers, the Adviser does consider the level of services provided and, based on such determinations, has allocated brokerage commissions of $246,234 on portfolio transactions in the principal amount of $128,495,817 during 2002.


The Adviser may also place orders for the purchase or sale of portfolio securities with Gabelli & Company or other affiliates of the Adviser, when it appears that Gabelli & Company can obtain a price and execution which is at least as favorable as that obtainable by other qualified brokers. As required by Rule 17e-1 under the 1940 Act, the Fund's Board of Directors has adopted procedures which provide that commissions paid to Gabelli & Company or affiliated brokers on stock exchange transactions must be consistent with those charged by such firms in similar transactions to unaffiliated clients that are comparable to the Fund. Rule 17e-1 under the 1940 Act and the procedures contain requirements that the Board, including those directors who are not "interested persons" of the Fund, conduct periodic compliance reviews of such brokerage allocations and the procedures to determine their continuing appropriateness. The Adviser is also required to furnish reports and maintain records in connection with the reviews.

To obtain the best execution of portfolio trades on the New York Stock Exchange ("NYSE"), Gabelli & Company controls and monitors the execution of such transactions on the floor of the NYSE through independent "floor brokers" or the Designated Order Turnaround System of the NYSE. Such transactions are then cleared, confirmed to the Fund for the account of Gabelli & Company, and settled directly with the custodian of the Fund by a clearing house member firm which remits the commission less its clearing charges to Gabelli & Company. Gabelli & Company may also effect Fund portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges that adopt direct access rules similar to those of the NYSE. In addition, Gabelli & Company may directly execute transactions for the Fund on the floor of any exchange, provided: (i) the Fund's Board of Directors has expressly authorized Gabelli & Company to effect such transactions; and (ii) Gabelli & Company annually advises the Fund of the aggregate compensation it earned on such transactions.

                               PURCHASE OF SHARES

Payment for shares purchased through a brokerage firm is generally due on the third business day after purchases are effected (each such day being a "Settlement Date"). When payment is made to a brokerage firm before a Settlement Date, unless otherwise directed by the investor, the monies may be held as a free credit balance in the investor's brokerage account and the brokerage firm may benefit from the temporary use of these monies. The investor may designate another use for the monies prior to the Settlement Date, such as investment in a money market fund. If the investor instructs a brokerage firm to invest the monies in a money market fund, the amount of the investment will be included as part of the average daily net assets of both the Fund and the money market fund, and any affiliates of Gabelli & Company which serve the funds in an investment advisory, administrative or other capacity will benefit from the fact that they are receiving fees from both investment companies computed on the basis of their average daily net assets. The Board of Directors of the Fund is advised of the benefits to Gabelli & Company resulting from three-day settlement procedures and will take such benefits into consideration when reviewing the distribution agreement for continuance.

Gabelli & Company imposes no restrictions on the transfer of shares held by it for clients in "street name" in either certificate or uncertificated form. The Fund has agreed to indemnify Gabelli & Company against certain liabilities, including liabilities arising under the 1933 Act.

                              REDEMPTION OF SHARES

Redemption requests received after the close of trading on the NYSE will be effected at the net asset value per share as next determined. The Fund normally transmits redemption proceeds with respect to redemption requests made through a brokerage firm for credit to the shareholder's account at no charge within seven days after receipt of a redemption request or by check directly to the shareholder. Generally, these funds will not be invested for the shareholder's benefit without specific instruction, and the brokerage firm will benefit from the use of temporarily uninvested funds. Redemption proceeds with respect to redemption requests made through Gabelli & Company normally will be transmitted by the Fund's transfer agent to the shareholder by check within seven days after receipt of a redemption request or to a shareholder's brokerage account maintained by Gabelli & Company. A shareholder who anticipates the need for more immediate access to his or her investment should purchase shares with federal funds, bank wire or by a certified or cashier's check.

Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected at the discretion of the Board of Directors of the Fund and taken at their value used in determining the Fund's net asset value per share as described below under "Determination of Net Asset Value"), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the shareholder has redeemed more than $250,000 over the preceding three months and the Adviser believes that economic conditions exist which would make payment in cash detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Fund will not distribute in-kind portfolio securities that are not readily marketable.

Cancellation of purchase orders for Fund shares (as, for example, when checks submitted to purchase shares are returned unpaid) causes a loss to be incurred when the net asset value of the Fund shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and the Fund may reimburse itself or Gabelli & Company for such loss by automatically redeeming shares from any account registered at any time in that shareholder's name, or by seeking other redress. If the Fund is unable to recover any loss to itself, it is the position of the SEC that Gabelli & Company will be immediately obligated to make the Fund whole.

                        DETERMINATION OF NET ASSET VALUE

Net asset value ("NAV") is calculated separately for each class of the Fund. The NAV of Class B Shares and Class C Shares of the Fund will generally be lower than the NAV of Class A Shares as a result of the higher distribution-related fee to which Class B Shares and Class C Shares are subject. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.


For purposes of determining the Fund's NAV per share, readily marketable portfolio securities (including options and futures) traded on a market where trades are reported contemporaneously are valued, except as indicated below, at the last sale or a market's official closing price reflected at the close of the regular trading session of the principal market occurring as of or prior to the time of day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the average of the closing bid and asked prices on the principal market for such security on such day. If no asked prices are quoted on such day, then the security is valued at the closing bid price on the principal market for such security on such day. If no bid or asked prices are quoted on such day, then the security is valued at the most recently available price, or if the Board so determines, by such other method as the Board of Directors shall determine in good faith to reflect its fair market value.


All other readily marketable securities are valued at the latest average of the bid and asked price obtained from a pricing service or a dealer maintaining an active market in such security. Portofolio securities traded primarily on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges.

Short-term debt instruments having 60 days or less remaining until maturity are valued at amortized cost from the later of purchase date or valuation on the 61st day prior to maturity. Other debt obligations (including convertible debt) for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. The Fund may obtain valuations on the basis of prices provided by a pricing service approved by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors designed to reflect in good faith the fair value of such securities.

In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities would, if such developments had been reflected in such principal markets, have more than a minimal effect on the Fund's net asset value per share, the Fund may fair value such portfolio securities based on available market information as of the time the Fund determines its net asset value.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES


The following is a summary of certain material United States federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund by United States persons. This summary does not address all of the potential federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.


GENERAL

Dividends and distributions will be automatically reinvested for each shareholder's account at net asset value in additional shares of the Fund unless the shareholder instructs the Fund to pay all dividends and distributions in cash and to credit the amounts to his or her brokerage account or to pay the amounts by check. Fractional shares may be paid in cash. Dividends from net investment income, if any, and distributions of any net realized capital gains earned by the Fund will be paid annually.

Under the Internal Revenue Code of 1986, as amended (the "Code"), amounts not distributed by the Fund on a timely basis in accordance with a calendar-year distribution requirement are subject to a nondeductible 4% federal excise tax. To avoid the tax, the Fund must distribute during each calendar year at least the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses for the twelve-month period ending on October 31 of the calendar year or, upon election, during the calendar year and (3) all ordinary income and net capital gains for prior years that were not previously distributed. A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of the year, payable to shareholders of record as of a specified date in such a month and actually paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be paid and received on December 31 of the year the distributions are declared.

Gains or losses on the sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held by the Fund for twelve months or less will generally be short-term capital gains or losses.


The Fund has qualified and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Code. To so qualify, the fund must, among other things, derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, or other income

(including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies. Also, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (1) at least 50% of the value of its total assets consists of cash, cash items, U.S.
Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of each issuer, and (2) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or of any two or more issuers which the Fund controls and which are determined to be in the same or similar trades or business, or related trades or businesses.

As a regulated investment company, the fund will not be subject to United States federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of
(i) 90% of its "investment company taxable income" (I.E., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute.

If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund's distributions, to the extent derived from the fund's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) that are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. Moreover, if the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the fund failed to qualify as a regulated investment company for a period greater than one taxable year, the fund may be required to recognize any net built-in gains with respect to certain of its assets (I.E. the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.


If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends shall be included in the Fund's gross income as of the later of (a) the date such stock became ex-dividend with respect to such dividends (I.E., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

The Fund's short sales against the box and transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (I.E., may affect whether gains or losses are ordinary or capital), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (I.E., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes described above. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales against the box or acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.



On December 31, 2002 the Fund's unused capital loss carryforwards were approximately $966,393. For federal income tax purposes, this amount is available to be applied against future capital gains of the Fund that are realized prior to the expiration of the applicable carryforward. The carryforwards expire in varying amounts annually through 2010.


FOREIGN TAXES

Income received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. Because the Fund will not have more than 50% of its total assets invested in securities of foreign governments or corporations, the Fund will not be entitled to "pass-through" to shareholders the amount of foreign taxes paid by the Fund.

PASSIVE FOREIGN INVESTMENT COMPANIES

If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of its PFIC stock at the end of each year. In such case, the Fund would report gains as ordinary income and would deduct losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

DISTRIBUTIONS

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.


Distributions of investment company taxable income (which includes interest and dividends and the excess of net short-term capital gains over long-term capital losses, but not the excess of net long-term capital gains over net short-term capital losses) are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund will generally qualify for the 70% deduction available for dividends received by corporations only to the extent the Fund's income consists of qualified dividends received from U.S. corporations. Distributions of net capital gains (which consists of the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a basis in such shares of the Fund equal to the fair market value of such shares on the distribution date.

The price of shares purchased just prior to a distribution by the Fund may reflect the amount of the forthcoming distribution. Those purchasing at that time will receive a distribution that represents a return of investment, but that will nevertheless be taxable to them.

SALES OF SHARES


Upon a sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A redemption of shares by the fund will be treated as a sale for this purpose. The gain or loss will be treated as a long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the shareholder with respect to such shares. Capital losses are deductible only against capital gains plus, for individuals, up to $3,000 of ordinary income.


If a shareholder (i) incurs a sales load charge in acquiring shares in the Fund and, by reason of incurring such charge or acquiring the shares, acquires the right to acquire shares of one or more regulated investment companies without the payment of a load charge or with the payment of a reduced load charge (a "reinvestment right") and (ii) disposes of the Fund shares before the 91st day after the date on which the shares were acquired and subsequently acquires shares in the Fund or in another regulated investment company whereby the otherwise applicable load charge is reduced by reason of the reinvestment right, then the original load charge will not be taken into account for purposes of determining the shareholder's gain or loss on the disposition (to the extent the original load charge does not exceed the reduction in the subsequent load charge). To the extent such charge is not taken into account in determining the amount of gain or loss, the charge will be treated as incurred in connection with the subsequently acquired shares and will have a corresponding effect on the shareholder's basis in such shares.

BACKUP WITHHOLDING


The Fund generally will be required to withhold federal income tax at the rate of 30% (29% in 2004) with respect to (1) taxable dividends and distributions and
(2) proceeds of any redemptions of Fund shares if a shareholder fails to provide the Fund with his or her correct taxpayer identification number or to make required certifications, or who has been notified by the Internal Revenue Service that he or she is subject to backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's federal income tax liability.

NOTICES

Shareholders will receive, if appropriate, various written notices after the close of the fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

OTHER TAXES

Distributions may also be subject to additional state, local and foreign taxation depending on each shareholder's particular situation.


Shareholders are urged to consult their attorneys or tax advisers regarding tax consequences of an investment in the Fund.

                       INVESTMENT PERFORMANCE INFORMATION

From time to time, the Fund may quote its performance in advertisements or in reports and other communications to shareholders.

AVERAGE ANNUAL TOTAL RETURN

The Fund may advertise its "average annual total return" over various periods of time. Total return figures show the average percentage change in value of an investment in the class from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Fund with respect to a class during the period were reinvested in the shares of that class. Figures will be given for the recent one-, five- and ten-year periods, or for the life of the Fund to the extent it has not been in existence for any such periods, and may be given for other periods as well, such as on a year-by-year basis. When considering "average" total return figures for periods longer than one year, it is important to note that the Fund's annual total returns for any one year in the period might have been greater or less than the average for the entire period. The Fund's "average annual total return" figures are computed according to formulas prescribed by the SEC.

AVERAGE ANNUAL TOTAL RETURN (BEFORE TAXES) for a specified period of time is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.
The formula can be expressed as follows:

                                            P(1+T)n = ERV

         Where:     P        =      a hypothetical initial payment of $1,000.
                    T        =      average annual total return.
                    n        =      number of years.
                    ERV      =      Ending  Redeemable Value of a hypothetical
                                    $1,000 investment made at the beginning of a
                                    1-, 5- or 10-year period at the end of a 1-,
                                    5- or 10-year period (or fractional  portion
                                    thereof),   assuming   reinvestment  of  all
                                    dividends and distributions.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g. ordinary income rate for ordinary income distributions, short term capital gain rate for short term capital gain distributions and long term capital gain rate for long term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the effect of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g. state and local taxes).

The Fund advertises its "average annual total return - after taxes on distributions" for a class of shares by computing such return by determining the average annual compounded rate of return after taxes on distributions during specified periods that equates the initial amount invested to the ending value after taxes on distributions but not after taxes on redemption according to the following formula:

                                P(1 + T)N = ATVD

Where:  P =  a hypothetical initial payment of $1, 000.
             T =     average annual total return (after taxes on distributions).
             n =     number of years.
             ATVD =  the  ending  value of a  hypothetical  $1,000 payment made at the beginning of the 1-, 5-, or 10 year periods at the end of the 1-, 5-, or 10 year periods
                     (or fractional portion), after taxes on distributions but not after taxes on redemption.

AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g. ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the effect of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g. state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g. short-term or long-term).

The Fund advertises its "average annual total return-after taxes on distributions and redemption" for a class of shares by computing such return by determining the average annual compounded rate of return after taxes on distributions and redemption during specific periods that equates the initial amount invested to the ending value after taxes on distributions and redemption according to the following formula:

                                 P(1+T)N = ATVDR

Where:     P =  a hypothetical initial payment of $1,000.
           T = average annual total return (after taxes on distributions and redemption).
           n =  number of years.
           ATVDR = the ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10 year periods (or fractional portion), after taxes on distributions and redemption.




The Fund's average annual total returns for each class of shares were as follows for the periods indicated through December 31, 2002:

                                  AVERAGE ANNUAL TOTAL RETURNS-BEFORE TAXES
                                  -----------------------------------------

                                      PAST             PAST                PAST                   SINCE
                                    ONE YEAR        FIVE YEARS          TEN YEARS               INCEPTION
                                    --------        ----------          ---------               ---------

CLASS (INITIAL OFFERING DATE)
-----------------------------

Class A Shares (9/29/89)+           (20.59)%          4.64%                13.19%                 11.67%

Class B Shares (3/1/00)++           (20.98)%           N/A                  N/A                   11.96%

Class C Shares (3/1/00)++           (17.49)%           N/A                  N/A                   11.99%
--------------------
+        Includes the effect of the initial 5.5% sales charge.
++       Includes the effect of any contingent deferred sales charge.

                                      PAST             PAST                PAST                   SINCE
                                    ONE YEAR        FIVE YEARS          TEN YEARS               INCEPTION
                                    --------        ----------          ---------               ---------

CLASS (INITIAL OFFERING DATE)
-----------------------------

Class A Shares (9/29/89)            (15.95)%          5.83%                13.83%                 12.15%

Class B Shares (3/1/00)             (16.64)%           N/A                  N/A                   11.96%

Class C Shares (3/1/00)             (16.63)%           N/A                  N/A                   11.99%
--------------------
Returns Do Not Reflect Sales Charge (Load).

--------------------------------------------------------------------------------

                                  AVERAGE ANNUAL TOTAL RETURNS -AFTER TAXES ON DISTRIBUTIONS
                                  ----------------------------------------------------------

                                      PAST             PAST                PAST                   SINCE
                                    ONE YEAR        FIVE YEARS          TEN YEARS               INCEPTION
                                    --------        ----------          ---------               ---------

CLASS (INITIAL OFFERING DATE)
----------------------------
Class A Shares (9/29/89)+           (20.59)%          2.61%                9.96%                  8.88%

Class B Shares (3/1/00)++           (16.64)%           N/A                  N/A                   9.33%

Class C Shares (3/1/00)++           (16.63)%           N/A                  N/A                   9.19%
--------------------
+        Includes the effect of the initial 5.5% sales charge.
++       Includes the effect of any contingent deferred sales charge.

                             AVERAGE ANNUAL TOTAL RETURNS -AFTER TAXES ON DISTRIBUTIONS (CONT'D)
                             -------------------------------------------------------------------

                                      PAST             PAST                PAST                   SINCE
                                    ONE YEAR        FIVE YEARS          TEN YEARS               INCEPTION
                                    --------        ----------          ---------               ---------

CLASS (INITIAL OFFERING DATE)
-----------------------------
Class A Shares (9/29/89)            (15.95)%          3.78%               10.58%                  9.35%

Class B Shares (3/1/00)             (16.64)%           N/A                 N/A                    9.33%

Class C Shares (3/1/00)             (16.63)%           N/A                 N/A                    9.19%
--------------------
Returns Do Not Reflect Sales Charge (Load).

-----------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS -AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS
                          --------------------------------------------------------------------------

                                      PAST             PAST                PAST                   SINCE
                                    ONE YEAR        FIVE YEARS          TEN YEARS               INCEPTION
                                    --------        ----------          ---------               ---------

CLASS (INITIAL OFFERING DATE)
-----------------------------
Class A Shares (9/29/89)+           (16.46)%          3.33%               10.18%                  8.80%

Class B Shares (3/1/00)++           (16.64)%           N/A                 N/A                    9.10%

Class C Shares (3/1/00)++           (13.97)%           N/A                 N/A                    9.11%

--------------------
+        Includes the effect of the initial 5.5% sales charge.
++       Includes the effect of any contingent deferred sales charge.


                         AVERAGE ANNUAL TOTAL RETURNS -AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS
                         --------------------------------------------------------------------------

                                      PAST             PAST                PAST                   SINCE
                                    ONE YEAR        FIVE YEARS          TEN YEARS               INCEPTION
                                    --------        ----------          ---------               ---------

CLASS (INITIAL OFFERING DATE)
-----------------------------
Class A Shares (9/29/89)            (12.76)%          4.31%               10.47%                  9.24%

Class B Shares (3/1/00)             (16.64)%          N/A                  N/A                    9.10%

Class C Shares (3/1/00)             (13.97)%          N/A                  N/A                    9.11%
--------------------
Returns Do Not Reflect Sales Charge (Load).

The Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because the performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Incorporated, Morningstar, Inc. or similar independent services that monitor the performance of mutual funds or other industry or financial publications. It is important to note that the total return figures are based on historical earnings and are not intended to indicate future performance. Shareholders may make inquiries regarding the Fund's total return figures to Gabelli and Company.

In its reports, investor communications or advertisements, the Fund may also include: (i) descriptions and updates concerning its strategies and portfolio investments; (ii) its goals, risk factors and expenses compared with other mutual funds; (iii) analysis of its investments by industry, country, credit quality and other characteristics; (iv) a discussion of the risk/return continuum relating to different investments; (v) the potential impact of adding foreign stocks to a domestic portfolio; (vi) the general biography or work experience of the portfolio manager of the Fund; (vii) portfolio manager commentary or market updates; (viii) discussion of macroeconomic factors affecting the Fund and its investments; and (ix) other information of interest to investors.

                        DESCRIPTION OF THE FUND'S SHARES

VOTING RIGHTS

As a Maryland corporation, the Fund is not required, and does not intend, to hold regular annual shareholder meetings. It will hold an annual meeting if Directors are required to be elected under the 1940 Act and may hold special meetings for the consideration of proposals requiring shareholder approval such as changing fundamental policies. A meeting will be called to consider replacing the Fund's Directors upon the written request of the holders of 10% of the Fund's shares. When matters are submitted for shareholder vote, each shareholder will have one vote for each full share owned and proportionate, fractional votes for fractional shares held, except as described below with respect to class voting in certain circumstances. All shareholders of the Fund in each class, upon liquidation, will participate ratably in the Fund's net assets. The Fund's Board of Directors has authority, without a vote of shareholders, to increase the number of shares the Fund is authorized to issue and to authorize and issue additional classes of stock by reclassifying unissued shares. There are no conversion or preemptive rights in connection with any shares of the Fund, with the exception that Class B shares will automatically convert into Class A shares approximately ninety-seven months after purchase. All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable.

LIABILITIES; SEPARATE CLASSES OF SHARES

The Fund's Articles of Incorporation provide that to the fullest extent that limitations on the liability of Directors and Officers are permitted by the Maryland General Corporation Law, the 1933 Act and the 1940 Act, Directors and officers shall be indemnified by the Fund against judgments, penalties, fines, excise taxes, settlements and reasonable expenses actually incurred in connection with any action, suit or other proceeding. To the fullest extent permitted by Maryland General Corporation Law, as amended from time to time, the Fund's Articles of Incorporation also provide that no Director or Officer of the Fund shall be personally liable to the Fund or its shareholders for money damages, except to the extent such exemption from liability or limitation thereof is not permitted by the 1940 Act. Nothing in the Articles of Incorporation protects a Director against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty involved in the conduct of his office.

Shareholders are entitled to one vote for each full share held and fractional votes for fractional votes held. Shareholders will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements.

The Adviser's investment personnel may invest in securities for their own account pursuant to a Code of Ethics that establishes procedures for personal investing and restricts certain transactions.


                              FINANCIAL STATEMENTS


The Fund's Financial Statements for the fiscal year ended December 31, 2002, including the Report of PricewaterhouseCoopers LLP, independent accountants, is incorporated by reference to the Fund's Annual Report. The Annual Report is available upon request and without charge. PricewaterhouseCoopers LLP provides audit services, tax preparation and assistance and consultation in connection with certain SEC filings.

                                   APPENDIX A

                      DESCRIPTION OF CORPORATE DEBT RATINGS

                         MOODY'S INVESTORS SERVICE, INC.

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
         Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
         B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
         Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
         Ca: Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.
         C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

         Should no rating be assigned, the reason may be one of the following:

1.       An application for rating was not received or accepted.
2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.
3.       There is a lack of essential data pertaining to the issue or issuer.
4. The issue was privately placed, in which case the rating is not published in Moody's Investors Service, Inc.'s publications.

         Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range rating; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                        STANDARD & POOR'S RATINGS SERVICE

         AAA:         Bonds  rated  AAA  have the  highest  rating  assigned  by
                      Standard & Poor's  Ratings  Service,  a division of McGraw
                      Hill  Companies,  Inc.  Capacity to pay interest and repay principal is extremely strong.
         AA:          Bonds rated AA have a very strong capacity to pay interest and repay  principal  and  differ  from the  higher  rated issues only in small degree.
         A:           Bonds rated A have a strong  capacity to pay  interest and
                      repay   principal   although   they  are   somewhat   more
                      susceptible   to  the   adverse   effects  of  changes  in
                      circumstances  and economic  conditions  than bonds in the highest rated categories.
         BBB:         Bonds  rated  BBB  are  regarded  as  having  an  adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection  parameters,  adverse economic  conditions  or changing  circumstances  are more likely to lead to a weakened  capacity to pay interest and repay  principal for bonds in this category than in higher rated categories.
         BB, B        Bonds rated BB, B, CCC, CC and C are regarded, on balance,
         CCC          as  predominantly  speculative with respect to capacity to
         CC, C:       pay interest and repay  principal in  accordance  with the terms of this  obligation.  BB indicates the lowest degree of speculation  and C the highest  degree of  speculation.
                      While such bonds will likely have some  quality  CCC,  and protective  characteristics,  they are outweighed by large
                      uncertainties   of  major   risk   exposures   to  adverse
                      conditions.
         C1:          The rating C1 is  reserved  for  income  bonds on which no interest is being paid.
         D:           Bonds  rated D are in  default,  and  payment of  interest and/or repayment of principal is in arrears.
         Plus (+)     The ratings from AA to CCC may be modified by the addition
         or           of a plus or minus sign to show relative  standing  within
         Minus (-)    the major rating categories.
         NR:
                      Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

DESCRIPTION OF S&P AND MOODY'S COMMERCIAL PAPER RATINGS:

         The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

         The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.